SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              Current Report

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): June 4, 1996


                   EVEREST & JENNINGS INTERNATIONAL LTD.
          (Exact name of Registrant as specified in its charter)


                      Commission File Number: 0-3585


             Delaware                           95-2536185
   (State or other jurisdiction     (IRS Employer Identification No.)
of incorporation or organization)


          4203 Earth City Expressway, Earth City, Missouri  63045
                 (Address of principal executive offices)

                              (314) 512-7000
           (Registrant's telephone number, including area code)


                      Exhibit Index located on Page 3

Item 5. Other Events.

     On June 4, 1996 the Company announced results of a shareholder vote approving a one-for-ten reverse stock split affecting all of the Company's common and preferred shares. The reverse stock split will be effective June 5, 1996 and the Company's new shares of common stock will begin trading on the American Stock Exchange June 6, 1996. Reference is made to the Company's press release, filed herewith as Exhibit 20.


Item 7.  Financial Statements and Exhibits

    (c) Exhibits.

           Exhibit No.                      Description
           -----------                      -----------

                20               Press release dated June 4, 1996.



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EVEREST & JENNINGS INTERNATIONAL LTD.
                                            (Registrant)

Date:  June 5, 1996                By: Timothy W. Evans
                                       Senior Vice President and
                                       Chief Financial Officer

                               EXHIBIT INDEX

                        Form 8-K dated June 4, 1996

  Exhibit                                               Sequential Page
   Number                     Description               Number/Reference
   ------                     -----------               ----------------

     20            Press release dated June 4, 1996.           4